                                                                   Exhibit 3.3A


THE STATE OF ALABAMA      )
                          )   CERTIFICATE OF INCORPORATION
COUNTY OF MONTGOMERY      )

      The undersigned, desiring to form themselves into a corporation under the Laws of Alabama, known as the Alabama Business Corporation Act, Code of Alabama, Title 10, Secs. 21(1) et. seq. do certify as follow:

      1. The name of said corporation shall be: Berney's Office Machines, Inc.

      2. The objects and purposes of said corporation shall be to buy, sell, trade, manufacture, deal in and with goods, property, and merchandise of every kind and nature, and to carry on such business as wholesalers, retailers, importer, and exporters; to acquire all such merchandise, supplies, materials and other articles as shall be necessary, beneficial or incidental to such business; to hold, acquire, mortgage, lease and convey real and personal property; and generally to have any and all powers as fully as natural persons, whether as principals, agents, trustees or otherwise, except as limited or prohibited by law; and to these ends shall have the following powers: all powers stated, mentioned, allowed, and approved for such corporations by the laws of Alabama as appears in Code of Alabama, Title 10, Secs. 21(l),et.seq. and Secs. 21(56) et.seq., which are not prohibited by law to corporations of this kind.

      3. The location and principal place of business of said corporation shall be Montgomery, Alabama

      4. The period of duration of said corporation shall be perpetual.

      5. The total amount of authorized capital stock of said corporation shall be $10,000.00, which shall be divided into 100 shares of common stock of the par value of $100.00 per share, all being fully subscribed and paid for, upon commencement of the corporate business.

      6. The name and postoffice address of the officer or agent authorized and designated to receive subscriptions to the capital stock of said corporation is:
A. E. Berney, 1718 Vaughn Road, Montgomery, Alabama

      7. The names and postoffice addresses of the incorporators and the number of shares held by each, are as follows:

A. E. Berney, 1718 Vaughn Road
       Montgomery, Alabama                   65 Shares

David E. Berney, 2217 Yancey Avenue
       Montgomery, Alabama                   15 Shares

Margaret L. Berney, 1718 Vaughn Road
       Montgomery, Alabama                   20 Shares

      8. The officers and/or directors chosen for the first year are as follows:

A. E. Berney, President & Chairman of the Board

David E. Berney, Vice-President & Director

Margaret L. Berney, Secretary-Treasurer & Director

There is no restriction or prohibition against the same person holding more than one office in said corporation and it is not required that a person be a stockholder of said corporation to be an officer or a director of said corporation.

      9. The business and affairs of said corporation shall be under the management and control of a Board of Directors consisting of not less than 3 nor more than 5 persons. All officers and directors shall hold office for the period of one year, or until their successors are elected and qualified.

      10. The corporation shall also have as its objects and purposes and have within its powers generally to do and perform any and all things that may be incidental to or necessary or proper to the conduct of any or all of the objects and purposes mentioned in numbered paragraph two (2) above, as well as any other objects or purposes not prohibited by law, with full power to do and perform any and all of said objects, purposes, and powers in the State of Alabama, in any other State of the United States, Federal Districts, Territories or possessions of the United States, and in foreign countries.

      IN WITNESS WHEREOF, the undersigned have hereto set their hands this the 1st day of June, 1964.


                                     /s/ A. E. Berney
-------------------------            ------------------------------

                                     /s/ Margaret L. Berney
-------------------------            ------------------------------

                                     /s/ David E. Berney
-------------------------            ------------------------------

THE STATE OF ALABAMA   )
                       )
COUNTY OF MONTGOMERY   )

      Before me, the undersigned authority personally appeared A. E. Berney, David E. Berney and Margaret L. Berney who are known to me, or who being made known to me, whose names are signed as incorporators to the foregoing Certificate of Incorporation, and I do certify that each of them did acknowledge before me that being informed of the contents of the foregoing Certificate of Incorporation, each did sign the same voluntarily as and for their own act and deed on the day the same bears date.

      Given under my hand this 1st day of June, 1964.

                                           /s/ Edward J. Azar
                                           ---------------------------
                                           Notary Public in and for
                                           State of Alabama
                                           at Large

                                                              STATE OF ALA.
                                                             MONTGOMERY, CO.
                                                       I CERTIFY THIS INSTRUMENT

                                                               [ILLEGIBLE]

                                                          Jun 1  3 40 PM ':64

                                                               [ILLEGIBLE]

                                                        /s/ John A. [ILLEGIBLE]
                                                            JUDGE OF PROBATE

THE STATE OF ALABAMA   )
                       )
COUNTY OF MONTGOMERY   )

Before me, the undersigned authority personally, appeared A. E. Berney, who is known to me, and who being by me first duly sworn on oath, deposes and says: that he is the person authorized by Berney's Office Machines, Inc. to receive subscription, to the capital stock of said Corporation and that the following is a true and correct copy of the stock subscription lists:

      "The State of Alabama
      County of Montgomery"

            Each of the undersigned hereby subscribes for the number of shares set opposite his or her name of the capital stock Berney's Office Machines, Inc., a corporation to be organized under the laws of the State of Alabama, with a total authorized capital stock of 100 shares of common stock of $100.00 par value per share, of which authorized capital stock 100 shares are subscribed and paid for in full in cash, unless otherwise indicated, as follows:

      /s/ A. E. Berney                             65 Shares

      /s/ David S. Berney                          15 Shares

      /s/ Margaret L. Berney                       20 Shares

      Affiant further says that each of the subscribers for the foregoing shares of stock has paid for his or her shares in full in cash.

                                          /s/ A.E. Berney
                                          ------------------------

Sworn to and subscribed before as this June 1st 1964

                                          /s/ Edward J. Azar
                                          ------------------------
                                          Notary Public for
                                          State at Large

The State of Alabama )
                          Probate Court
Montgomery County    )

I, Reese McKinney, Jr., Judge of Probate in and for said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of CERTIFICATE OF INCORPORATION OF BERNEY'S OFFICE MACHINES, INC. as fully and completely as the same appears of record in this office in Book No. 60 of CORP at page 450.

                              Given under my hand and official seal this 3rd day of JUNE, A.D. 1998

                              /s/ Reese McKinney, Jr.
                              --------------------------
                              Judge Probate Court, Montgomery County, Alabama

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                         BERNEY'S OFFICE MACHINES, INC.

      Pursuant to provisions of Section 10-2A-113 of the Code of Alabama, as amended, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

      1. The name of the Corporation is Berney's Office Machines, Inc.

      2. The following Amendments of the Articles of Incorporation were adopted by the unanimous vote of all of the shareholders of the Corporation on the 23rd day of June, 1982, in the manner prescribed by the Alabama Business Corporation Act.

      Paragraph I of the original Certificate of Incorporation is amended by deleting it in its entirety and inserting the following:

      1. The name of the Corporation shall be BERNEY, INC.

      2. The number of shares of the Corporation outstanding at the time of such adoption was One Hundred (100) shares of common stock, being the only class of stock issued and the number of shares entitled to vote thereon was One Hundred
(100) shares.

      3. The number of shares voting for such amendment was One Hundred (100) shares and the number of shares voting against such amendment was none.

      Dated this 23rd day of June, 1982

                                     BERNEY'S OFFICE MACHINES, INC.


                                     BY: /s/ A. E. Berney          7/8/82
                                         ------------------------------------
                                         Its President


                                         /s/ Margaret L. Berney    7/8/82
                                         ------------------------------------
                                         Its Secretary

This Document Prepared By:
Woodley C. Campbell
260 Washington Avenue
Montgomery, Alabama 36104

THE STATE OF ALABAMA *

COUNTY OF MONTGOMERY *

      I, the undersigned authority, a Notary Public, do hereby certify that on this 23rd day of June, 1982, personally appeared before me L. Neal Berney and Margaret L. Berney, who, being by me first duly sworn, declared that they are the President and Secretary of BERNEY'S OFFICE OFFICE MACHINES, INC., that they signed the foregoing document as such Officers of the Corporation, voluntarily and with full authority, on the day the same bears date, and that the statements contained therein are certified as true and correct.

                          [SEAL]


                          /s/ [ILLEGIBLE]         7-8-82
                          -----------------------------------
                          Notary Public

This Document Prepared By:
Woodley C. Campbell
260 Washington Avenue
Montgomery, Alabama 36104

THE STATE OF ALABAMA *

COUNTY OF MONTGOMERY *

KNOW ALL MEN BY THESE PRESENTS, that:

      I, the undersigned authority, hereby certify that before me personally appeared Margaret L. Berney, who is known to me and who, being by me first duly sworn, does depose and say as follows:

      "I, Margaret L. Berney, am Secretary/Treasurer of Berney's Office Machines, Inc. and as such, do hereby certify that the following is an excerpt from the Minutes of the Meeting of the Board of Directors and Stockholders of Berney's Office Machines, Inc. held the 23rd day of June, 1982:

      "BE IT RESOLVED, that the name of the Corporation be changed from BERNEY'S OFFICE MACHINES, INC. to BERNEY, INC. and that the Certificate of Incorporation be amended by appropriate Articles of Amendment thereto and that the President and the Secretary of the Corporation be and they are hereby authorized for and on behalf of the Corporation to execute said Articles of Amendment to the Articles of Incorporation heretofore filed for record in the Office of the Judge of Probate of Montgomery County, Alabama."

      I, Margaret L. Berney, Secretary/Treasurer of BERNEY'S OFFICE MACHINES, INC., a Corporation, certify that the foregoing is a true and correct copy of a portion of the Minutes of the Meeting of the Board of Directors and Stockholders of the Corporation held the 23rd day of June, 1982, and I do hereby further certify that in the body of the Minutes, by signature affixed to said Minutes, all of the Stockholders and Directors of the Corporation did unanimously agree to said amendment.

                                  /s/ Margaret L. Berney   7/8/82
                                  ----------------------------------
                                  Secretary/ Treasurer
                                  BERNEY'S OFFICE MACHINES, INC.

This Document Prepared By:
Woodley C. Campbell
260 Washington Avenue
Montgomery, Alabama 36104

      Sworn to and subscribed before me this 23rd day of June, 1982.

                          [SEAL]


                          /s/ [ILLEGIBLE]          7-8-82
                          ----------------------------------
                          Notary Public

      We, the undersigned, being all of the stockholder and Directors of BERNEY'S OFFICE MACHINES, INC., do hereby signify our unanimous consent to the Amendment to the Certificate of Incorporation of BERNEY'S OFFICE MACHINES INC. as set forth above.

                          /s/ L. N. Berney         7/8/82
                          ----------------------------------
                          Director/Stockholder

                          /s/ Margaret L. Berney   7/8/82
                          ----------------------------------
                          Director/Stockholder

                                    [SEAL]
                           STATE OF MONTGOMERY CO.
                          I CERTIFY THIS INSTRUMENT
                                 WAS FILED ON
                             Jul 27 10:01 AM '82
                                 /s/ [ILLEGIBLE]
                               JUDGE OF PROBATE

This Document Prepared By:
Woodley C. Campbell
260 Washington Avenue
Montgomery, Alabama 36104

The State of Alabama )
                          Probate Court
Montgomery County    )

I, Reese McKinney, Jr., Judge of Probate in and for said County in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of ARTICLES OF AMENDMENT TO THE INCORPORATION OF BERNEY'S OFFICE MACHINES, INC CHANGING NAME TO BERNEY, INC. as fully and completely as the same appears of record in this office in Book No. 127 of CORP at page 559.

                               Given under my hand and official seal this 25th day of February, A.D. 1999

                               /s/ Reese McKinney. Jr.
                               ----------------------------------
                               Judge Probate Court Montgomery County, Alabama

                        EXHIBIT "A" TO THE ARTICLES OF
                       AMENDMENT TO THE CERTIFICATE OF
                        INCORPORATION OF BERNEY, INC.

 STATE OF ALABAMA        )
                         :
 MONTGOMERY COUNTY       )

                               THIRD AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 BERNEY, INC.

      THIS THIRD AMENDMENT to the Certificate of Incorporation of Berney, Inc. is adopted by the Shareholders of Berney, Inc. this 14th day of June, 1995.

                             W I T N E S S E T H :

      WHEREAS, the Directors and Shareholders of Berney, Inc. have voted to amend the Certificate of Incorporation to create a single class of stock;

      NOW, THEREFORE, for and in consideration of these premises and covenants herein contained, Berney, Inc. does hereby adopt the following amendment:

      1. Section 5 of the Certificate of Incorporation of Berney, Inc. is hereby amended by deleting said Section 5, and substituting in its place and stead the following:

      "Section 5. The total amount of the authorized capital stock of the Corporation shall be 100 shares of Common Stock of the par value of $100.00 each."

      "As of the date of this Amendment, the 100 shares of common stock currently issued and outstanding, and consisting of 20 shares of Class A stock, 20 shares of Class B stock, and 60 shares of Class C stock, shall automatically be and become 100 shares of a single class of Common Stock, and the certificates of stock currently issued and outstanding, shall be exchanged for and become certificates of stock representing 100 shares of the single class of Common Stock created hereby."

      2. This Amendment shall be effective June 13, 1995.

      3. All other provisions of the Certificate of Incorporation of Berney, Inc. shall remain in full force and effect.

                                  /s/ Raymond Schilling
                                  --------------------------------
                                  Raymond Schilling - Assistant-Secretary

/s/ Thomas S. Johnson
---------------------------
THOMAS S. JOHNSON
Chairman of the Board of Directors

      I, RAYMOND SCHILLING, Assistant-Secretary of Berney, Inc., do hereby certify that the foregoing is a true and complete copy of Third Amendment to the Certificate of Incorporation as adopted by the Unanimous Written Consent of the Shareholders and Directors on June 13, 1995.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of this Corporation this 14th day of June, 1995.

                                  /s/ Raymond Schilling
                                  ---------------------------------------
                                  Raymond Schilling - Assistant-Secretary

SEAL
[SEAL]

      STATE OF ALA.
      MONTGOMERY CO.
I CERTIFY THIS INSTRUMENT
       WAS FILED ON
   1995 JUN 15 AM 11:33

     /s/[ILLEGIBLE]
    JUDGE OF PROBATE 2

The State of Alabama   )
                         Probate Court
Montgomery County      )

I, Reese McKinney, Jr., Judge of Probate in and for said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of ARTICLES OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF BERNEY, INC. as fully and completely as the same appears of record in this office in Book No. 191 of CORP at page 572.

                               Given under my hand and official seal this 3rd day of JUNE, A.D. 1998


                               /s/ Reese McKinney, Jr.
                               -----------------------------
                               Judge Probate Court, Montgomery County, Alabama

STATE OF ALABAMA   )
                   :
MONTGOMERY COUNTY  )

                               SECOND AMENDMENT
                                      TO
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 BERNEY, INC.

            THIS SECOND AMENDMENT to the Certificate of Incorporation of Berney, Inc. is adopted by the Shareholders of Berney, Inc. on this 6th day of November, 1986.

                              W I T N E S S E T H :

            WHEREAS, the Directors and Shareholders of Berney, Inc. have voted to amend the Certificate of Incorporation to create three classes of stock;

            NOW, THEREFORE, for and in consideration of these premises and covenants herein contained, Berney, Inc. does hereby adopt the following amendment:

            1. Article II, Section 1, of the Certificate of Incorporation of Berney, Inc. is hereby amended by deleting said Article II, Section 1, and substituting in its place and stead the following:

                                   "ARTICLE II

            "Section 1. The total amount of the authorized capital stock of the Corporation shall be 20 shares of Class A Common Stock of the par value of $100.00 each, and 20 shares of Class B Common Stock of the par value of $100.00 each and 60 shares of Class C Nonvoting Common Stock of the par value of $100.00 each.

            "The Class A Common Stock and the Class B Common Stock shall be identical in all respects, except that the holder of the Class A Common Stock shall nominate and elect one-half of the number of Directors and the holders of the Class B Common Stock shall nominate and elect one-half of the number of Directors. The total number of Directors shall be established in the Bylaws of the Corporation, but in all events there shall always be an even number of Directors during the time that Class A and Class B Common Stock are outstanding. Each share of stock in each class of stock shall be entitled to one vote. Irrespective of anything to the contrary herein contained during the time that the only voting common stock outstanding is Class A or Class B Common Stock, then such class with outstanding common stock will nominate and elect all of the Directors until such time as stock in the unissued class of common stock is issued and outstanding. In the event there shall be outstanding any Security, debt or equity, which by its terms is convertible into either Class A or Class B Common Stock, then the Corporation may only offer for sale shares of such class of stock into which the Security may be converted with the majority consent of the holders of such convertible Security.

            "The 80 shares of common stock currently issued and outstanding shall automatically be and become 20 shares of Class A Common Stock, and 60 shares of Class C Nonvoting Common Stock and the certificates of stock representing currently issued and outstanding stock shall be exchanged for and become certificates of stock representing 20 shares of Class A Common Stock and 60 shares of Class C Nonvoting Common Stock.

            "The Class C Nonvoting Common Stock shall be identical in all respects, except that such Class C shall have no voting rights to the extent that such denial is not inconsistent with the Alabama Business Corporation Act or this Article of the Certificate of Incorporation. Irrespective of anything to the contrary herein contained, the Class C Nonvoting Common Stock shall be entitled to vote on questions relating to issues of merger, consolidation, sale of assets other than in the regular course of business and dissolution."

            2. This Amendment shall be effective November 6, 1986.

            3. All other provisions of the Certificate of Incorporation of Berney, Inc. shall remain in full force and effect.

                                  /s/ Raymond E. Echols
                                  ---------------------------------
                                  Raymond E. Echols - Secretary

/s/ L. N. Berney
--------------------------
L. N. Berney - President

            I, Raymond E. Echols, Secretary of Berney, Inc., do hereby certify that the foregoing is a true and complete copy of Second Amendment to the Certificate of Incorporation as adopted by the Unanimous Written Consent of the Shareholders and Directors on November 5, 1986.

            IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of this Corporation this 6th day of November 1986.

                              /s/ Raymond E. Echols
                                  ---------------------------------
                                  Raymond E. Echols - Secretary
SEAL


                                       -4-

The State of Alabama   )
                         Probate Court
Montgomery County      )

I, Reese McKenney, Jr., Judge of Probate in and for said County, in said State, hereby certify that the within and foregoing pages are a full, true and complete copy of SECOND AMENDMENT TO CERTIFICATE OF INCOPORATION OF BERNEY, INC. as fully and completely as the same appears of record in this office in Book No. 146 of CORP at page 756.

                               Given under my hand and official seal this 25th Feb 99


                               /s/ Reese McKinney, Jr.
                               ------------------------------
                               Judge Probate Court, Montgomery County, Alabama

STATE OF ALABAMA        )

MONTGOMERY COUNTY       )

                             ARTICLES OF CORRECTION
                   TO THE AMENDED CERTIFICATE OF INCORPORATION
                                       OF
                                  BERNEY, INC.

TO THE HONORABLE JUDGE OF PROBATE OF MONTGOMERY COUNTY, ALABAMA:

            Pursuant to the provisions of Section 1O-2B-1.24 of the Code of Alabama, the undersigned, L N. Berney, President of Berney, Inc., an Alabama corporation, does hereby submit the following in order to correct the Second Amendment to the Certificate of Incorporation of Berney, Inc.:

            (a) On November 6, 1986, a Second Amendment to Certificate of Incorporation of Berney, Inc. (attached hereto as Exhibit "A") was filed in the Office of the Judge of Probate of Montgomery County, Alabama, in Corporations Volume 0146, at Pages 0756 through 0759; and

            (b) Section 1 of said Amendment stated that the Certificate of Incorporation of Berney, Inc. was thereby amended by deleting
            Article II, Section 1 of the Certificate of Incorporation and substituting an amended Article II; and

            (c) The Amendment incorrectly referred to the deletion of and substitution for Article II, Section 1 of the Certificate of Incorporation and instead should have referred to the deletion of and substitution for the section numbered 5 in the Certificate of Incorporation; and

            (d) Section 1 of the Second Amendment to the Certificate of Incorporation of Berney, Inc. is hereby amended to read as follows:

                  "1. Section 5 of the Certificate of Incorporation of Berney, Inc. is hereby amended by deleting said Section 5, and substituting in its place and stead the following:

                        "5. The total amount of the authorized capital stock of the Corporation shall be 20 shares of Class A Common stock of the par value of $100.00 each, and 20 shares of Class B Common Stock of the par value of $100.00 each and 60 shares of Class C Nonvoting Common Stock of the par value of $100.00 each.

                        "The Class A Common Stock and the Class B Common Stock shall be identical in all respects, except that the holder of the Class A Common Stock shall nominate and elect one-half of the number of Directors and the holders of the Class B Common Stock shall nominate and elect one-half of the number of Directors. The total number of Directors shall be established in the Bylaws of the Corporation, but in all events there shall always be an even number of Directors during the time that Class A and Class B Common Stock are outstanding. Each share of stock in each class of stock shall be entitled to one vote. Irrespective of anything to the contrary herein contained during the time that the only voting common stock outstanding is Class A or Class B Common Stock, then such class with outstanding common stock will nominate and elect all of the Directors until such time as stock in the unissued class of common stock is issued and outstanding. In the event there shall be outstanding any security, debt or equity, which by its terms is convertible into either Class A or Class B Common Stock, then the Corporation may only offer for sale shares of such class of stock into which the security may be converted with the majority consent of the holders of such convertible security.

                        "The 80 shares of common stock currently issued and outstanding shall automatically be and become 20 shares of Class A Common Stock, and 60 shares of Class C Nonvoting Common Stock and the certificate of stock representing currently issued and outstanding stock shall be exchanged for and become certificates of stock representing 20 shares of Class A Common Stock and 60 shares of Class C Nonvoting Common Stock

                        "The Class C Nonvoting Common Stock shall be identical in all respects, except that such Class C shall have no voting rights to the extent that such denial is not inconsistent with the Alabama Business Corporation Act or this Article of the Certificate of Incorporation. Irrespective of anything to the contrary herein contained, the Class C Nonvoting Common Stock shall be entitled to vote on questions relating to issues of merger, consolidation, sale of assets other than in the regular course of business and dissolution."

            (e) The undersigned hereby requests the Probate Judge and the Secretary of State to make the necessary changes so that the true Second Amendment to Certificate of Incorporation of Berney Inc. will be reflected in their respective books and records.

            I, L. N. Berney, President of Berney, Inc., do hereby swear that the above statements are true and correct.


                                  /s/ L. N. Berney
                                  -------------------------
                                  L. N. Berney

                                  FEB 17 1995

STATE OF ALABAMA         )
                         :
MONTGOMERY COUNTY        )

                              ARTICLES OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                  BERNEY, INC.

      Pursuant to the provisions of Section 10-2B-10.06 of the Code of Alabama, the undesigned Corporation adopts the following Articles of Amendment to its Certificate of Incorporation:

                                      FIRST

      The name of the Corporation is Berney, Inc.

                                     SECOND

      The attached amendment marked Exhibit "A" of the Certificate of Incorporation was adopted by the shareholders of the Corporation on June 14th, 1995, in the manner prescribed by the Alabama Business Corporation Act.

                                      THIRD

      The number of shares of the Corporation outstanding at the time of such adoption was 100 shares; and the number of shares entitle to vote thereon and the vote of such shares are as follows:

--------------------------------------------------------------------------------
                                                    Number of Shares
 Number of Shares     Class     Entitled to Vote    Voting in Favor
--------------------------------------------------------------------------------
        20           Class A           Yes                20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        20           Class B           Yes                20
--------------------------------------------------------------------------------
        60           Class C           Yes                60
--------------------------------------------------------------------------------
    Total: 100                                        Total: 100
--------------------------------------------------------------------------------

                                     FOURTH

      The number of shares voted for such amendment was 100 shares; and the number of shares voted against such amendment was -0-.

      DATED: June 14, 1995.

                                         BERNEY, INC.


                                         By: /s/ Thomas S. Johnson
                                             -------------------------
                                               Thomas S. Johnson
                                               Its President

SEAL

ATTEST:

/s/ Raymond Schilling
---------------------------
Raymond Schilling
Its Assistant-Secretary

STATE OF Florida         )
                         :
Hillsborough COUNTY      )

      I, MANUEL A. DURAND, a Notary Public, do hereby certify that on this 14 day of June, 1995, personally appeared before me, Thomas S. Johnson, and Raymond Schilling, who, being by me first duly sworn, declared that they are the Chairman of the Board of Directors and the Assistant-Secretary of Berney, Inc., that they signed the foregoing document as Chairman of the Board of Directors and Assistant-Secretary of the Corporation and that the statements therein contain are true.

[SEAL]
                                 /s/ Manuel A. Durand
                                 -------------------------------
                                 MANUEL A. DURAND
                                 Notary Public
                                 My Commission Expires: April 28, 1996

SEAL